SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 20, 2007
ZOLTEK COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of organization)	0-20600 (Commission File Number)	43-1311101 (I.R.S. Employer Identification Number)

3101 McKelvey Road St. Louis, Missouri (Address of principal executive offices)		63044 (Zip Code)
(314) 291-5110
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
The Company is filing as part of this Current Report on Form 8-K, to be incorporated by reference into the Registration Statement on Form S-3, filed on June 22, 2007, and amended on August 6, 2007 (File No. 333-143996), the legal opinion of Thompson Coburn LLP, which is attached hereto as Exhibit 5.1, and incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits. See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: August 20, 2007

ZOLTEK COMPANIES, INC.
By	/s/ Kevin Schott
Kevin Schott
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

5.1	Opinion of Thompson Coburn LLP